UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 22, 2010

China Integrated Energy, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25413	65-0854589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dongxin Century Square, 7th Floor Hi-Tech Development District Xi’an, Shaanxi Province, People’s Republic of China 710043
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 011-86-29 8268 3920

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On January 22, 2010, China Integrated Energy, Inc. (the “Company”) and the holders of the Company’s Series A-1 and Series A-2 Warrants originally issued on October 23, 2007 (the “Warrants”) entered into agreements to amend certain provisions of the Warrants.

The amendment to the Series A-1 Warrant removes certain anti-dilution protection rights that were applicable if the Company were to issue new shares of common stock or common stock equivalents at a price per share less than the exercise price of the Series A-1 Warrant, which is currently $3.00.  In addition, the amendment to the Series A-1 Warrant added a provision to grant the holders of the Series A-1 Warrant an approval right until October 31, 2011, over any new issuance of shares of common stock or common stock equivalents at a price per share less than the exercise price of the Series A-1 Warrant then in effect or without consideration.

Similarly, the amendment to the Series A-2 Warrant removes certain anti-dilution protection rights that were applicable if the Company were to issue new shares of common stock or common stock equivalents at a price per share less than the exercise price of the Series A-2 Warrant, which is currently $4.40.  The amendment to the Series A-2 Warrant also added a provision to grant the holders of the Series A-2 Warrant an approval right until October 31, 2011, over any new issuance of shares of common stock or common stock equivalents at a price per share less than the exercise price of the Series A-2 Warrant then in effect or without consideration.

The parties agreed that the amendments to the Warrants would be retroactive from and including, January 1, 2009.

Except as set forth above, the terms and provisions of the Warrants shall remain in full force and effect.  The full text of the Amendment to the Series A-1 Warrant and the Amendment to the Series A-2 Warrant, are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment to Series A-1 Warrant dated January 22, 2010

10.2	Amendment to Series A-2 Warrant dated January 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2010	China Integrated Energy, Inc.

	By:	/s/ Gao Xincheng
Name: Gao Xincheng
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

10.1	Amendment to Series A-1 Warrant dated January 22, 2010

10.2	Amendment to Series A-2 Warrant dated January 22, 2010